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                                                             EXHIBIT 99.B(15)(d)

                     FUND PARTICIPATION AGREEMENT AMENDMENT

This Fund Participation Agreement Amendment hereby amends the Fund Participation Agreement dated October 22, 1999 between the Allmerica Financial Life Insurance and Annuity Company, and each of The Alger American Fund and Fred Alger & Company Inc. in the following manner:

1) The Agreement is amended to replace Schedule A in its entirety by the revised Schedule A, attached hereto.


IN WITNESS WHEREOF, the parties hereto have executed this Fund Participation Agreement Amendment as of June 1, 2002.


                                        ALLMERICA FINANCIAL LIFE
                                        INSURANCE AND ANNUITY COMPANY

                                        By:
                                            -----------------------------
                                             Mark A. Hug
                                        Its: President

Attest:
        -----------------------


                                        THE ALGER AMERICAN FUND

                                        By:
                                            -----------------------------

                                        Its:

Attest:
        -----------------------


                                        FRED ALGER & COMPANY INCORPORATED

                                        By:
                                            -----------------------------

                                        Its:

Attest:
        -----------------------

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                                   SCHEDULE A

THE ALGER AMERICAN FUND

     Alger American Growth Portfolio

     Alger American Leveraged AllCap Portfolio

     Alger American Income and Growth Portfolio

     Alger American Small Capitalization Portfolio

     Alger American Balanced Portfolio

     Alger American MidCap Growth Portfolio


THE ALGER AMERICAN FUND (CLASS S)

     Alger American Balanced Portfolio

     Alger American Leveraged AllCap Portfolio


THE ACCOUNTS:

     Separate Account KG

     Separate Account KGC

     FUVUL Separate Account

     Separate Account VA-K

     Separate Account VA-K (Delaware)

     Separate Account IMO

     FR1 Separate Account

     FR2 Separate Account

     FR3 Separate Account

     FR4 Separate Account

     FQ1 Separate Account

     UR1 Separate Account

     UR2 Separate Account

     UR3 Separate Account

     UR4 Separate Account

     UQ1 Separate Account

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